GENERAL SECURITY AGREEMENT

TO: Global Tech Inc.
(hereinafter called the "Secured Party")

GRANTED BY: Proteus Environmental Systems Inc.
(hereinafter called the "Undersigned")

1. SECURITY INTEREST

As general and continuing security for the payment of all obligations, indebtedness and liabilities, direct or indirect, of the Undersigned to the Secured Party wheresoever and howsoever incurred and whether incurred before, at the time of or after the execution hereof, including extensions or renewals thereof, including without restricting the generality of the foregoing, obligations to the Secured Party for advances by the Secured Party to the Undersigned under fixed or revolving credits established from time to time, liability to the Secured Party of letters of credit or guarantees, whether or not drawn upon, issued or given by the Secured Party for the Undersigned and the obligation and liability of the Undersigned under any contract of guarantee now or hereafter in existence whereby the Undersigned guarantees payment of the debts, liabilities and obligations of a third party to the Secured Party (the obligations, indebtedness and liabilities of the Undersigned referred to above hereinafter collectively called "Obligations"), and IN CONSIDERATION OF THE OBLIGATIONS, the Undersigned hereby grants, bargains, assigns and transfers to the Secured Party a first, fixed and specific mortgage and charge, as and by way of a continuing security interest (hereinafter together with any other security interest hereby created called the "Security Interest") in the following property described in sub-paragraphs (a), (b), (c) and (d) of this paragraph now or hereafter owned or acquired by or on behalf of the Undersigned:

(a) INTANGIBLES - all intangible property and not included in paragraph 10 below including, without limitation, all contractual rights and insurance claims, patents, trademarks, trade names, goodwill, copyrights and other industrial property of the Undersigned (all of which property is hereinafter collectively called "Intangibles")

(b) PROCEEDS - all of the Undersigned's property in any form derived directly or indirectly from any use or dealing with the Collateral (defined in the last sentence of this paragraph) or that indemnifies or compensates for Collateral destroyed or damaged (all of which property is hereinafter collectively called "Proceeds");

(c) BOOKS & RECORDS - all of the Undersigned's deeds, documents, writings, papers, books of account and other books relating to or being records of debts, chattel paper or documents of title or by which such are or may hereafter be secured, evidenced, acknowledged or made payable;

(d) EQUIPMENT - all tools, machinery, equipment, furniture, plants, fixtures, and other tangible personal property, vehicles and fixed goods and chattels including all tools, machinery, equipment, furniture, plants, fixtures, vehicles, fixed goods and chattels other than Inventory (as defined below), and any other property or assets of the kind, nature or description of the property or assets particularly described in the Schedule hereto (all of which property is hereinafter collectively called "Equipment");

and for the same consideration the Undersigned hereby grants, bargains, assigns and transfers to the Secured Party a first floating charge, as and by way of a continuing security interest, over:

(e) INVENTORY - all goods and chattels now or hereafter forming the inventory of the Undersigned, of whatever kind and wherever located, including, without limitation, all goods, merchandise, raw material, work in process, finished goods and chattels held for sale, lease or resale, or furnished or to be furnished under contracts for service or used and consumed in the business of the Undersigned, goods used in or procured for packing or packaging, timber cut or to be cut, oil, gas and mineral extracted or to be extracted, all livestock and the young thereof after

conception and all crops which become such within one year after the date of execution of the Agreement (all of which goods and chattels are hereinafter collectively called "Inventory");

(f) REAL ESTATE - all real and immovable property, both freehold and leasehold, now or hereafter owned or acquired by the Undersigned, together with all buildings, erections, improvements and fixtures situate thereupon or used in connection therewith, including any lease, verbal or written or any agreement therefore, (all of which property is hereinafter collectively called "Real Estate") provided, however, the last day of any term of any such lease, verbal or written, or any agreement therefor now held or hereafter held by the Undersigned, is excepted out of the Real Estate charged by this Agreement, but should such charge become enforceable the Undersigned shall thereafter stand possessed of any such reversion upon trust to assign and dispose thereof as the Secured Party may direct; and

(g) OTHER PROPERTY - the undertaking and all other property and assets of the Undersigned for the time being of whatsoever nature and kind both present and future including without limiting the generality of the foregoing, uncalled capital, moneys, rights, franchises, negotiable and non-negotiable instruments, judgments and securities (all of which are hereinafter collectively called "Other Property"), other than that which is at any and all times validly subject to the first, fixed and specific mortgage and charge hereby created or subject to the assignment set forth in paragraph 10.

All of the above mentioned property together with the Assignment in paragraph 10 is hereinafter called the "Collateral".

2. LOCATION OF PROPERTY

The Undersigned confirms and warrants that the Collateral will be kept at the address immediately preceding the Schedule hereto or, if left blank at the address shown below the Undersigned's signature to this Agreement, and, subject to the provisions of paragraph 4, the Undersigned will not remove any of the Collateral from said location without the prior written consent of the Secured Party.

3. REPRESENTATIONS, WARRANTIES & COVENANTS

The Undersigned hereby represents, warrants or covenants to or with the Secured Party, as the case may be, that:

(a) the Undersigned will reimburse the Secured Party for all costs and expenses (including legal fees on a solicitor and his own client basis) incurred by it in the preparation, execution and filing of this Agreement and the taking, recovering or possessing the Collateral and in any other proceedings taken for the purpose of protecting or enforcing the remedies provided herein, or otherwise in relation to the Collateral or by reason of non-payment of the Obligations and all such costs and expenses shall bear interest at the highest rate borne by any of the Obligations and shall be payable on demand;

(b) except for the Security Interest the Undersigned is, or respecting the Collateral acquired after the date hereof will be, the owner of the Collateral free from any mortgage, lien, charge, security interest or encumbrance and the Undersigned will keep the Collateral free and clear of all taxes, assessments, liens and encumbrances;

(c) the Undersigned will deliver to the Secured Party within three (3) months next after the end of each of the Undersigned's fiscal years, chartered accountant prepared financial statements of the Undersigned, and, if the Undersigned is a corporation, will furnish annually to the Secured Party the information which is required to be furnished to the shareholders of a corporation under applicable law;

(d) the Undersigned will take care of, protect and preserve the Collateral and not permit its value to be impaired and, subject to paragraph 4, will not sell, transfer, assign, mortgage, charge,

pledge, hypothecate or deliver or otherwise dispose of any such property or any interest therein without the prior written consent of the Secured Party;

(e) the Undersigned will keep the Collateral insured under policies with such provisions, for such amounts and by such insurers satisfactory to the Secured Party from time to time, and will maintain such insurance with loss, if any, payable to the Secured Party and will lodge such policies with the Secured Party;

(f) the Secured Party shall be entitled from time to time and at any time to inspect the Collateral wherever located and to make enquiries and tests concerning the Collateral, and the Undersigned will defray all expenses in connection therewith; and

(g) this Agreement has been properly authorized and constitutes a legally valid and binding obligation of the Undersigned in accordance with its terms.

4. USE OF SPECIFICALLY CHARGED PROPERTY DEALING WITH INVENTORY, REAL ESTATE OR OTHER PROPERTY

Until the occurrence of an event of default, as hereinafter provided, the Undersigned may use the Collateral specifically charged in any lawful manner not inconsistent with this Agreement and deal with the Inventory, Real Estate or Other Property or any part thereof in the ordinary course of business. Proceeds shall be received by the Undersigned in trust for the Secured Party and shall be forthwith paid over to the Secured Party.

5. EVENTS OF DEFAULT

Obligations not payable on demand shall become immediately payable upon the occurrence of one or more of the following events of default:

(a) the Undersigned fails to pay when due any of the Obligations, or to perform or rectify a breach of any of the representations or warranties or covenants of this Agreement;

(b) the Undersigned ceases or threatens to cease to carry on business, becomes insolvent or the subject of bankruptcy or insolvency proceedings;

(c) any warranty or representation made to induce the Secured Party to extend credit to the Undersigned, under this Agreement or otherwise, is false in any material respect when made;

(d) an encumbrancer takes possession of any of the Collateral or any process of execution is levied or enforced upon or against any of the Collateral;

(e) indebtedness or liability of the Undersigned other than to the Secured Party becomes due and payable, or capable of being declared due and payable, before the stated maturity thereof or any such indebtedness or liability shall not be paid at the maturity thereof or upon the expiration of any stated applicable grace period thereof or any guarantee given by the Undersigned is not honoured when due and called upon;

(f) a declaration of incompetency of the Undersigned by a court;

(g) if the Undersigned is a partnership, the death of a partner; or

(h) if the Undersigned is an individual, the death of the Undersigned;

(i) any other event which causes the Secured Party, in good faith, to deem itself insecure;

and the Secured Party shall have all rights and remedies under applicable law as well as any other rights and remedies provided by this Agreement.

6. ADDITIONAL POWERS UPON DEFAULT

In addition to the rights and powers provided in paragraphs 5 and 8 and under the Personal Property Security Act, the Secured Party and the Receiver, as defined in paragraph 8, shall have the following rights and powers if the security hereby constituted becomes enforceable:

(a) to dispose of any of the Collateral in the condition in which it was at the date possession of it was taken, or after any commercially reasonable repair, processing or preparation thereof for disposition;

(b) if any part of the Collateral is perishable or will decline speedily in value, to sell or otherwise dispose of same without giving any notice whatever; and

(c) to demand, sue for and receive any Book Debts with or without notice to the Undersigned, give effectual receipts and discharges therefore, compromise any Book Debts which may seem bad or doubtful to the Secured Party and give time for payment thereof with or without security,

and the Undersigned shall from time to time forthwith on the Secured Party's request execute, do and make all such agreements, statements, further assignments, acts, matters and things which may from time to time in the opinion of the Secured Party be necessary or expedient for the purpose of carrying into effect any of the provisions hereof and of perfecting the title of the Secured Party in the Collateral, and the Secured Party and any of its managers or acting managers are by the Undersigned hereby irrevocably constituted and appointed the true and lawful attorney of the Undersigned with full power of substitution for the Secured Party at its option whenever and wherever it may deem necessary or expedient to do, make and execute all such statements, assignments, documents, act, matters or things with the right to use the name of the Undersigned.

7. WAIVER BY THE SECURED PARTY

Any breach by the Undersigned of any of the provisions contained in this Agreement or any default by the Undersigned in the observance or performance of any covenant or condition required to be observed or performed by the Undersigned hereunder may only be waived by the Secured Party in writing, provided that no such waive by the Secured Party shall extend to or be taken in any manner to affect any subsequent breach or default or the rights resulting therefrom.

8. APPOINTMENT OF RECEIVER AND MANAGER

The Secured Party may appoint in writing any person, whether an employee or employees of the Secured Party or not, to be a receiver or a receiver and manager ("Receiver") of the Collateral or any part or parts thereof. A Receiver so appointed shall have power:

(a) to take possession of, collect and get in the Collateral, or any part thereof and for that purpose to take any proceedings in the name of the Undersigned or otherwise;

(b) to carry on or concur in carrying on the business of the Undersigned and for that purpose to raise money on the Collateral in priority to this Agreement or otherwise;

(c) to sell or concur in selling any of the Collateral; and

(d) to make any arrangement or compromise which the Receiver shall think expedient in the interest of the Secured Party.

Any Receiver so appointed shall be deemed to be the agent of the Undersigned, and the Undersigned shall be solely responsible for the Receiver's acts or defaults and for the Receiver's remuneration and expenses, and the Secured Party shall not be in any way responsible for any misconduct or negligence on the part of the Receiver. All moneys received by the Receiver after providing for payment of all costs, charges and expenses of or incidental to the exercise of any of the powers of the Receiver shall be applied in or towards satisfaction of the Security Interest. The

rights and powers conferred by this paragraph are in supplements of and not in substitution for any rights the Secured Party may have from time to time.

9. PERISHABLE COLLATERAL

Except to the extent that the Secured Party believes on reasonable grounds that any part of the Collateral is perishable or will decline speedily in value, the Undersigned shall be entitled to not less than fifteen days's notice in writing of the date, time and place of any intended disposition of the Collateral, such notice to be sent by registered mail to the last known post office address of the Undersigned.

10. GENERAL ASSIGNMENT OF BOOK DEBTS

And the Undersigned for good and valuable consideration assigns, transfers, and sets over unto the Secured Party all debts, accounts, choses in action, claims, demands, and moneys now due or owing or accruing due or which may hereafter become due or owing to the Undersigned, including (without limiting the foregoing) claims against the Crown in the right of Canada or of any province, moneys which may become payable under any policy of insurance in respect of any loss by fire or other cause which has been or may be incurred by the Undersigned (collectively called "Book Debts"), together with all contracts, securities, bills, notes, lien notes, judgments, chattel mortgages, mortgages and all other rights, benefits and documents now or hereafter taken, vested in or held by the Undersigned in respect of or as security of the Book Debts hereby assigned or intended so to be or any part hereof and the full benefit and advantage thereof, and all rights of an action, claim or demand which the Undersigned now has or may at any time thereafter have against any person or persons, firm or corporation in respect thereof. The Undersigned further hereby covenants, promises, and agrees to and with the Secured Party to well and truly execute or cause to be executed all or any such further or other documents or documents as shall or may be required by the Secured Party to more completely or fully vest in the Secured Party the Book Debts hereby assigned or intended so to be and the right to receive the said moneys or to enable the Secured Party or recover same and will from time to time prepare and deliver to the Secured Party all deeds, books, vouchers, promissory notes, bills of exchange, accounts, letters, invoices, papers, and all other documents in any way relating to the Book Debts. Provided that this assignment is and shall be a continuing collateral security to the Secured Party of the Obligations. All money or any other form of payment received by the Undersigned in payment of any Book Debts shall be received and held by the Undersigned in trust for the Secured Party.

11. APPROPRIATION

The Secured Party shall have the right at any time to appropriate any payment made to any portion of the Obligations and to revoke or alter any such appropriation.

12. DEALING WITH SECURITY INTEREST

The Secured Party may grant extensions of time and other indulgences, take and give up any of the Security Interest, or modify or abstain from perfecting or taking advantage of any of the Security Interest, accept compositions, grant releases and discharges thereof and otherwise deal with the Undersigned, debtors of the Undersigned, sureties and others and with any of the Security Interest as the Secured Party may see fit without prejudice to the liability of the Undersigned or the Secured Party's right to hold and realize any of the Security Interest release except for any moneys actually received by the Secured Party.

13. EXECUTION

If more than one person executes this Agreement, the term "Undersigned" shall include each as well as all of them, any and all of their obligations hereunder shall be joint and several and these presents and such obligations shall continue in full force and effect and apply notwithstanding any change for any cause or in any manner whatsoever in the composition of or membership of any firm or company which is a party hereto.

14. TERM

This Agreement shall be a continuing agreement in every respect for the payment of the Obligations and it shall remain in full force and effect until all of the Obligations shall be paid in full. In the event any provisions of this Agreement shall be deemed invalid or void by any court of competent jurisdiction, the remaining terms and provisions of this Agreement shall remain in full force and effect.

15. NON-SUBSTITUTION

The Security Interest is in addition to and not in substitution for any other security now or hereafter held by the Secured Party.

16. CORPORATE WAIVER

It is hereby agreed that if the Undersigned is a corporation *The Limitation of Civil Rights Act* of the Province of Saskatchewan or any provision thereof shall have no application to this agreement or any agreement or instrument renewing or extending or collateral to this agreement or to the rights, powers or remedies of the Secured Party under this Agreement.

17. ACKNOWLEDGEMENT

The Undersigned acknowledges receipt of a copy of this Agreement.

The Undersigned expressly waives the right to receive a copy of any financing statement or financing change statement which may be registered by the Secured Party in connection with this Agreement or any verification statement issued with respect thereto where such waiver is not otherwise prohibited by law.

IN WITNESS WHEREOF the Undersigned has executed this Agreement this 31 day of January, 2000.

Proteus Environmental Systems Inc

Per: ____________________

(Address)

COLLATERAL IS NOW AND WILL HEREAFTER BE LOCATED AT THE FOLLOWING ADDRESS(ES):

Suite 510, 138 4th Ave. S.E.

Calgary, AB.